SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
 |_| Preliminary proxy statement.                |_| Confidential, for use of the Commissioner
 |_| Definitive proxy statement.                     only (as permitted by Rule 14a-6(e)(2).
 |X| Definitive additional materials.
 |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

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                         Transamerica IDEX Mutual Funds

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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X|  No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
               (1) Title of each class of securities to which transaction applies: N/A
               (2)  Aggregate number of securities to which transaction applies:
                    N/A
               (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
               (4)  Proposed maximum aggregate value of transaction: N/A
               (5)  Total fee paid: $0

     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid: N/A
               (2)  Form, Schedule or Registration Statement No.: N/A
               (3)  Filing Party: N/A
               (4)  Date Filed: N/A

                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Dear Shareholder:

We previously mailed to you proxy materials relating to the Special Meeting of Shareholders of the TA IDEX Mutual Funds, scheduled for February 11 at 2:00 p.m. Eastern Time. We want to thank you if you have already taken the time to vote. In case you haven't voted, we have included another proxy card and postage-paid return envelope for your convenience. We encourage you to utilize one of the following options today for recording your vote promptly:

   1. Vote by Automated Telephone. You may cast your vote by telephone 24 hours a day by calling the toll free number listed on the enclosed proxy card. Please have the control number found in the shaded box on your proxy card ready when prompted.

   2. Vote via Internet. You may cast your vote via Internet 24 hours a day by logging into the web site listed on the enclosed proxy card. Please have the control number found in the shaded box on your proxy card ready when prompted.

   3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

   4. Vote by Telephone with a Live Representative. You may cast your vote with a live representative by calling toll free, 1-866-772-6286.
      Representatives are available Monday through Friday, 9:00 a.m. - 11:00 p.m. Eastern Time and Saturday, 10:00 a.m. - 9:00 p.m. Eastern Time.

For the reasons set forth in the proxy materials previously delivered to you, THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS AND BELIEVES THE PROPOSALS ARE IN THE BEST INTEREST OF FUND SHAREHOLDERS.

If you have any questions regarding anything contained in this letter, please call 1-866-772-6286.

  NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

                                                                        REG/NOBO

                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Dear Shareholder:

We previously mailed to you proxy materials relating to the Special Meeting of Shareholders of the TA IDEX Mutual Funds, scheduled for February 11 at 2:00 p.m. Eastern Time. We want to thank you if you have already taken the time to vote. In case you haven't voted, we have included another proxy card and postage-paid return envelope for your convenience. We encourage you to utilize one of the following options today for recording your vote promptly:

   1. Vote by Automated Telephone. You may cast your vote by telephone 24 hours a day by calling the toll free number listed on the enclosed proxy card. Please have the control number found in the shaded box on your proxy card ready when prompted.

   2. Vote via Internet. You may cast your vote via Internet 24 hours a day by logging into the web site listed on the enclosed proxy card. Please have the control number found in the shaded box on your proxy card ready when prompted.

   3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

For the reasons set forth in the proxy materials previously delivered to you, THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS AND BELIEVES THE PROPOSALS ARE IN THE BEST INTEREST OF FUND SHAREHOLDERS.

  NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

                                                                             OBO